                                 AMENDMENT NO. 1
                                     TO THE
                      SECOND AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                           AIM COUNSELOR SERIES TRUST

         This Amendment No. 1 ("Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust amends, effective as of January 9, 2006, the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") dated as of December 6, 2005 (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         WHEREAS, the Trust desires to amend the Agreement to add three new portfolios -- AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:


         1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 9, 2006.


                                 By:      /S/ Robert H. Graham
                                     -------------------------------------------
                                          Name:    Robert H. Graham
                                          Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                           SECOND AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                          OF AIM COUNSELOR SERIES TRUST

                                   "SCHEDULE A

                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
         ---------                                           -------------------------
AIM Advantage Health Sciences Fund                           Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Institutional Class Shares

AIM Floating Rate Fund                                       Class A Shares
                                                             Class B1 Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Multi-Sector Fund                                        Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Institutional Class Shares

AIM Structured Core Fund                                     Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Structured Growth Fund                                   Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Structured Value Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares"